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                                                                   Exhibit 99.16

GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

 JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-6

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1. The amount of such distribution allocable to principal:

Class 6-A1 ....   $   29.46579354             Class 6-A12 ...   $    0.00000000
Class 6-A2 ....   $    0.00000000             Class 6-A13 ...   $    0.79529879
Class 6-A3 ....   $    5.57604282             Class 6-PO ....   $    1.01065327
Class 6-A4 ....   $    0.00000000             Class 6-M .....   $    0.79529956
Class 6-A5 ....   $    6.29316822             Class 6-B1 ....   $    0.79529802
Class 6-A6 ....   $    0.00000000             Class 6-B2 ....   $    0.79529926
Class 6-A7 ....   $    0.00000000             Class 6-B3 ....   $    0.79529802
Class 6-A8 ....   $    0.00000000             Class 6-B4 ....   $    0.79530418
Class 6-A9 ....   $    6.57515064             Class 6-B5 ....   $    0.79529532
Class 6-A10 ...   $    4.30248879             Class 6-R .....   $    0.00000000
Class 6-A11 ...   $    0.00000000             Class 6-RL ....   $    0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 6-A1 ....   $   24.25890498             Class 6-A12 ...   $    0.00000000
Class 6-A2 ....   $    0.00000000             Class 6-A13 ...   $    0.65476186
Class 6-A3 ....   $    4.59070253             Class 6-PO ....   $    0.83206114
Class 6-A4 ....   $    0.00000000             Class 6-M .....   $    0.00000000
Class 6-A5 ....   $    5.18110499             Class 6-B1 ....   $    0.00000000
Class 6-A6 ....   $    0.00000000             Class 6-B2 ....   $    0.00000000
Class 6-A7 ....   $    0.00000000             Class 6-B3 ....   $    0.00000000

Class 6-A8 ....   $    0.00000000             Class 6-B4 ....   $    0.00000000

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Class 6-A9 ....   $    5.41325841             Class 6-B5 ....   $    0.00000000
Class 6-A10 ...   $    3.54219772             Class 6-R .....   $    0.00000000
Class 6-A11 ...   $    0.00000000             Class 6-RL ....   $    0.00000000

     3.   The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

Class 6-A1 ....        4.09628781             Class 6-A12 ...        5.87307385
Class 6-A2 ....        5.20833313             Class 6-A13 ...        5.79751000
Class 6-A3 ....        5.26791060             Class 6-M .....        5.79750986
Class 6-A4 ....        5.25000053             Class 6-B1 ....        5.79750903
Class 6-A5 ....        5.65253150             Class 6-B2 ....        5.79750924
Class 6-A6 ....        5.70833363             Class 6-B3 ....        5.79751189
Class 6-A7 ....        5.83333321             Class 6-B4 ....        5.79750949
Class 6-A8 ....        5.83333395             Class 6-B5 ....        5.79751023
Class 6-A9 ....        5.33673656             Class 6-R .....        0.00000000
Class 6-A10 ...        5.63772018             Class 6-RL ....        0.00000000
Class 6-A11 ...        0.00000000             Class 6-S .....        0.43996104

     4.   Accrual Amount:

              Class A11 .................         47,972.75
              Class A12 .................         54,560.60

     5.   The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          64,545.49

  The amounts below are for the aggregate of all Certificates.

     6.   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $341,108,398.44

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,169

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     7.   The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such

          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance     Certificate Balance

                    Class 6-A1 ....      $ 14,631,798.07               825.41
                    Class 6-A2 ....      $ 16,590,400.00             1,000.00
                    Class 6-A3 ....      $ 45,289,569.63               966.96
                    Class 6-A4 ....      $  9,364,500.00             1,000.00
                    Class 6-A5 ....      $100,808,632.38               962.71
                    Class 6-A6 ....      $  9,331,429.00             1,000.00
                    Class 6-A7 ....      $ 27,025,000.00             1,000.00
                    Class 6-A8 ....      $  5,405,000.00             1,000.00
                    Class 6-A9 ....      $  7,818,193.02               942.18
                    Class 6-A10 ...      $ 10,728,126.73               962.16
                    Class 6-A11 ...      $  8,271,873.27             1,053.74
                    Class 6-A12 ...      $ 33,776,806.98             1,014.41
                    Class 6-A13 ...      $ 32,771,096.87               993.06
                    Class 6-PO ....      $  1,045,043.86               951.61
                    Class 6-M .....      $  6,952,734.77               993.06
                    Class 6-B1 ....      $  3,476,367.89               993.06
                    Class 6-B2 ....      $  3,824,003.68               993.06
                    Class 6-B3 ....      $  1,738,183.95               993.06
                    Class 6-B4 ....      $    869,091.46               993.06
                    Class 6-B5 ....      $  1,390,546.88               993.06
                    Class 6-R .....      $          0.00                 0.00
                    Class 6-RL ....      $          0.00                 0.00
                    Class 6-S .....      $312,202,580.75               975.05

     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

     9.   The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

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            (a)  delinquent
                (1)  30-59 days
             Number                12       Principal Balance   $  2,987,265.19
                (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
                (3)  90 days or more
             Number                 1       Principal Balance   $    231,157.91


            (b)  in foreclosure
             Number                 2       Principal Balance   $    703,903.16

     10.  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00

     11.  The Certificate Interest Rates, applicable to the
          Interest Accrual Period relating to such Distribution Date:

              Class 6-S: ................          0.539500%

     1.   Senior Percentage for such Distribution Date: ....        94.65210900%

     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        85.04951500%

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................         9.60259400%

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%

     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%

     7.   Junior Percentage for such Distribution Date: ....         5.34789100%

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%